Trade Receivables and Other Current Assets - Disclosure of Other Current Assets (Detail) - USD ($) $ in Thousands	Jun. 30, 2026	Dec. 31, 2025
Other Current Assets [abstract]
VAT receivables	$ 926	$ 1,177
Income tax receivable	51	639
Prepaid expenses and other prepayments	3,585	1,934
Tax and social receivables	67	1,304
Deferred expenses and other current assets	341	330
Total other current assets	$ 4,970	$ 5,383